Income Tax - Summary of Reconciliation between the Charge to Income for Income Tax and the One that would Result from Applying the Prevailing Tax Rate on Net Income Before Income Tax Arising from the Consolidated Statements of Comprehensive Income (Parenthetical) (Detail)
$ in Millions
Dec. 31, 2017 ARS ($)
Reconciliation of accounting profit multiplied by applicable tax rates [abstract]
Tax loss carry forwards	$ 301